Exhibit 99.1

CORPORATE MEMORANDUM

TO:	Leigh J. Abrams

FROM:	Compensation Committee

SUBJECT:	2006 COMPENSATION

DATE:	November 17, 2005

This memorandum is to confirm our understanding with respect to your compensation as President and Chief Executive Officer of Drew Industries Incorporated for 2006:

1)	Base Salary	$400,000
2)	Bonus:	2.5% of pre-tax profits in excess of $18,368,000

AGREED:

/s/ James F. Gero

James F. Gero

Chairman, Compensation Committee

/s/ Leigh J. Abrams

Leigh J. Abrams

LJA:dm

LJA 2006 Compensation